UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________________________
FORM 8-K
_____________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 18, 2023
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ALPHABET INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-37580	61-1767919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1600 Amphitheatre Parkway
Mountain View, CA 94043
(Address of principal executive offices, including zip code)
(650) 253-0000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
______________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	GOOGL	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Class C Capital Stock, $0.001 par value	GOOG	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.     Results of Operations and Financial Condition.
On October 24, 2023, Alphabet Inc. (“Alphabet” or the “Company”) is issuing a press release and holding a conference call regarding its financial results for the quarter ended September 30, 2023. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Alphabet is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 18, 2023, Ann Mather informed the Board of Directors of Alphabet (the “Board”) that she will be resigning as a member of the Board and its Audit and Compliance Committee (the “Audit Committee”), effective October 31, 2023. Her resignation did not result from any disagreement between the Company and Ms. Mather.
Ms. Mather has made tremendous contributions to the Company during her nearly 18 years on the Board. The Board and the executive team at the Company extend their deepest gratitude to Ms. Mather for her dedicated service.
In light of Ms. Mather’s decision, the Nominating and Corporate Governance Committee of the Board recommended, and the Board approved, the appointment of Robin L. Washington to serve as a member of the Audit Committee and Roger W. Ferguson Jr. to serve as the Chair of the Audit Committee, both effective October 31, 2023. Ms. Washington will continue to serve as the Chair of the Leadership Development, Inclusion and Compensation Committee of the Board.

Item 9.01.     Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
99.1	Press release of Alphabet Inc. dated October 24, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHABET INC.

Date: October 24, 2023	/s/ RUTH M. PORAT
Ruth M. Porat
President and Chief Investment Officer; Chief Financial Officer